REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT dated as of July 26, 2000, is made and entered into by and between THE CATAPULT GROUP, INC, a Delaware corporation (the "Company"), and Jake Cantrell, Ronald Potts, Shiela A. Tallent, and Nancy Edwards (the "Purchasers").

     WHEREAS, Purchasers have purchased as of July 26, 2000 a total of 900,000 shares of Common Stock of the Company, pursuant to the Subscription Agreements dated as of July 26, 2000 (the "Subscription Agreements") by and between the Company and the Purchasers;

     WHEREAS, as a condition to the purchase of the Common Stock pursuant to the Subscription Agreements, the Company is entering into this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. The following terms will have the following meanings for all purposes of this Agreement:

     "Agreement" means this Registration Rights Agreement, as the same shall be amended from time to time.

     "Board' means the Board of Directors of the Company.

     "Business Day" means any day other than a Saturday, Sunday or a day on which bank institutions in the State of Georgia are closed.

     "Commission" means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

     "Common Stock" means the Common Stock, par value $____ per share, of the Company, as constituted on the date hereof, and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

     "Company" means The Catapult Group, Inc.

     "Cutback Registration" means any Demand Registration or Piggyback Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises the Company and the Requesting Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering without a reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

     "Demand for Registration" has the meaning ascribed to it in Section 2(a).

     "Demand Registration" means any registration of Registrable Securities under the Securities Act effected pursuant to a Demand for Registration in accordance with Section 2.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Holder"   means  the  Purchaser  and  any  other  holder  of   Registrable
Securities.

     "Indemnified  Party" means a party entitled to indemnity in accordance with
Section 6.

     "Indemnifying Party" means a party obligated to provide indemnification in accordance with Section 7.

     "Inspectors" has the meaning ascribed to it in Section 4(j).

     "Losses" has the meaning ascribed to it in Section 6(a).

     "Managing Underwriter" means, with respect to any Public Offering, the lead managing underwriter for such Public Offering, selected in accordance with
Section 9.

     "NASD" means the National Association of Securities Dealers.

     "Notice of Demand  for  Registration"  has the  meaning  ascribed  to it in
Section 2(a).

     "Notice  of  Piggyback  Registration"  has the  meaning  ascribed  to it in
Section 3(a).

    "Person" means any natural person, corporation, general partnership, limited liability company, limited partnership, proprietorship, other business organization, trust, union or association.

     "Piggyback Registration" means any registration of equity securities of the Company under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for stockholders of the Company or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto), whether for sale for the account of the Company or for the account of any holder of securities of the Company (other than the Purchaser), including a registration by the Company under the circumstances described in Section 2(f).

     "Public Offering" means any offering of Shares to the public, either on behalf of the Company or any of its security-holders, pursuant to a registration statement filed and made effective pursuant to the Securities Act of 1933 (other than a registration statement on Form S-4 or S-8 or filed in connection with an exchange offer or offering of securities solely to the Company's existing shareholders).

     "Purchasers" means Jake Cantrell, Ronald Potts, and Shiela A. Tallent.

     "Qualified Independent Underwriter" means an underwriter meeting the requirements of Rule 2720(b)(15) of the NASD Conduct Rules as the same may be amended from time to time.

     "Records" has the meaning ascribed to it in Section 4(j).

     "Registrable Securities" means (i) any and all shares of Common Stock of the Company acquired by Purchasers through the Subscription Agreements; (ii) shares of stock issued with respect to or in exchange for or in replacement of stock included in clauses (i); or (iii) shares of stock issued in respect of stock referred to in clause (i) and/or (iii) as a result of a stock split, stock dividend or the like.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Demand Registration or a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers of securities, but excluding fees and expenses of counsel and accountants retained by the Holders and underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by the Holders thereof pro-rata among such Holders in proportion to the number of Registrable Securities being sold.

     "Request for Registration" means a written request by a Holder to the Company for registration of Registrable Securities in response to a Notice of Demand for Registration or a Notice of Piggyback Registration, which request shall specify the Registrable Securities intended to be disposed of and the intended method of disposition thereof.

     "Requesting Holders" means, with respect to any registration, the Purchaser demanding or requesting to have Registrable Securities included in a registration in accordance with Section 2 or 3 and any other Holder which has requested that the Company include its Shares in such registration.

     "Rule  144"  means  Rule 144   promulgated  by  the  Commission  under  the
Securities Act, and any successor provision thereto.

     "Securities Act' means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Shares" means the shares of Common Stock.

     "Share Exchange" means the Plan and Agreement to Exchange Stock by and among The Catapult Group, Inc., the Catapult Shareholders, and Envirometrics, Inc., dated February 16, 2000.

     Section 2. Demand Registration Rights.

     (a) Demand Registration. At any time after September 1, 2000, the Purchaser may demand that that Company register Common Stock constituting all or part of its Registrable Securities under the Securities Act (a "Demand for Registration") on Forms S-1, S-2 or S-3 (or similar forms then in effect for small business entities) promulgated by the Commission under the Securities Act. Such demand for registration ("Demand for Registration") shall be in writing, delivered to the Company in accordance with Section __ of this Agreement and shall specify the number of Registrable Securities to be registered and the intended method of the disposition of such securities. No later than ten (10) Business Days after receipt of such Demand for Registration the Company shall give written notice (a "Notice of Demand for Registration") of such Demand for Registration to all other Holders, and shall use its best efforts to effect the registration under the Securities Act of:

     (i) the Registrable Securities included in the Demand for Registration, and

     (ii) all other Registrable Securities as to which any Holder has delivered to the Company a Request for Registration within fifteen (15) days after the giving of the Notice of Demand for Registration, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the methods of disposition specified. At the request of the Holders of a majority of the Registrable Securities to be registered, the method of disposition of all Registrable Securities included in such registration shall be an underwritten offering effected in accordance with Section 5(a). Notwithstanding the foregoing, the Company may postpone taking action with respect to a Demand Registration for a reasonable period of time after receipt of the original Demand for Registration (not exceeding ninety (90) days) if, in the good faith opinion of the Board, effecting the registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company, provided that the Company shall not delay such action pursuant to this sentence more than once in any twelve (12) month period. No Holder shall have the right to include any securities in a registration statement to be filed as part of a Demand Registration unless (i) such securities are of the same class as the Registrable Securities included in the Demand for Registration (or the demanding Holders consent to such inclusion in writing), and (ii) if such Demand Registration is an underwritten offering, such other Holders agree in writing to sell their securities on the same terms and conditions as apply to the Registrable Securities being sold pursuant to the Demand for Registration.

     Except as provided under this Section 2, the Company will include in each Demand for Registration all Registrable Securities for which the Company receives timely written requests for inclusion. All demands made pursuant to this Section 2 must specify the number of Registrable Securities to be registered and the intended method of disposing of the Registrable Securities.

     (b) Limitations on Demand Registrations. Notwithstanding anything herein to the contrary, the Company shall not be required to honor a Demand for Registration if:

     (i) such Demand for Registration is received by the Company less than one hundred eighty (180) days following the effective date of any previous registration of Registrable Securities other than on Form S-4 or S-8 (or successor forms thereto), regardless of whether any Holder exercised its rights under this Agreement with respect to such registration;

     (ii) the Purchaser has previously made a Demand for Registration pursuant to this Agreement; or

     (iii) the Company is unable to financially bear the cost of the filing of the registration statement because it would render the Company insolvent.

     However, if the Company is not required to honor a Demand for Registration under subsection 2(b)(iv), the Company shall honor such Demand if the Holders elect to pay the Registration Expenses.

     (c) Registration Statement Form. Demand Registrations shall be on an appropriate registration form selected by the Company and shall permit the disposition of such Registrable Securities in accordance with the intended method or methods specified by the Holders participating therein.

     (d) Registration Expenses. The Company will pay all Registration Expenses incurred in connection with any Demand Registration requested by the Purchaser pursuant to this Agreement.

     (e) Preemption of Demand Registration. Notwithstanding anything to the contrary contained herein, at any time within fifteen (15) days after receiving a Demand for Registration, the Company may elect to effect an underwritten primary registration in lieu of the Demand Registration. If the Company so elects, the Company shall give prompt written notice to the Purchaser of its intention to effect such a registration and shall afford the Purchaser the rights contained in Section 3 with respect to Piggyback Registrations; the Demand for Registration shall be deemed to have been withdrawn; and such primary registration shall not be deemed to be a Demand Registration for purposes of
Section 2(d).

     Section 3. Piggyback Registrations.

     (a) Right to Include Registrable Securities. Notwithstanding any limitation contained in Section 2, if the Company at any time proposes after the date hereof to effect a Piggyback Registration, including a registration in lieu of a Demand Registration pursuant to Section 2(e), it will each such time give prompt written notice (a "Notice of Piggyback Registration") to the Purchaser of its intention to do so and of such Holders' rights under this Section 3, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities. If the Purchaser delivers a Request for Registration to the Company within fifteen (15) days after the Purchaser receives a Notice of Piggyback Registration, the Company will use its best efforts to include in the registration statement relating to such Piggyback Registration all Registrable Securities which the Company has been so requested to register. Notwithstanding the foregoing, if, at any time after giving a
Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Purchaser and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Purchaser to demand that such registration be effected as a Demand Registration under Section 2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 3 shall relieve the Company of its obligations to effect a Demand Registration under Section 2.

     (b) Registration Expenses. The Company will pay all Registration Expenses incurred in connection with each Piggyback Registration.

     (c) Priority in Cutback Registrations. If a Piggyback Registration becomes a Cutback Registration, the Company will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises the Company can be sold in such offering without a reduction in the selling price anticipated to be received for the securities to be sold in such Public
Offering:

     (i) first, the securities proposed by the Company to be sold for its own account up to a maximum aggregate offering of $3 million (excluding any Underwriter's over allotment;

     (ii) second, the Registrable Securities of the Purchaser included in its Request for Registration; and

     (iii) third, the Registrable Securities included in the Requests for Registration of other Requesting Holders, pro rata among such Requesting Holders in proportion to the number of Registrable Securities included in their Requests for Registration.

     Any securities excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

     (d) Limitations on Piggyback Registrations. Notwithstanding anything herein to the contrary, the Company shall not be required to honor a Request for Registration if the Company is unable to financially bear the cost of the filing of the registration statement because it would render the Company insolvent. However, if the Company is not required to honor a Request for Registration under this subsection 3(d), the Company shall honor such Request if the Holders elect to pay the Registration Expenses.

     Section 4. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 or Section 3, the Company will use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition thereof specified by the Holders participating therein. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible:

     (a) prepare and file with the Commission (in the case of a Demand Registration), the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and use its best efforts to cause such registration statement to become effective; provided, that as far in advance as practical before filing such registration statement or any amendment thereto, the Company will furnish to counsel for the Requesting Holders copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such Holder shall have the opportunity to object to any information pertaining solely to such Holder that is contained therein and the Company will make the corrections reasonably requested by such Holder with respect to such information prior to filing any such registration statement or amendment;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities included in such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) one hundred eighty
(180) days after such registration statement becomes effective;

     (c)  promptly  notify  each  Requesting   Holder  and  the  underwriter  or
underwriters, if any:

     (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

     (ii) of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

     (iii) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

     (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

     (d) furnish to each seller of Registrable Securities included in such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such Holder's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

     (e) use its best efforts to register or qualify all Registrable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder thereof shall reasonably request and to keep such registration or qualification in effect for so long as such registration statement filed with the Commission remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, or (ii) to consent to general service of process in any such jurisdiction;

     (f) use its best efforts to cause all Registrable Securities included in such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each Holder thereof to consummate the disposition of such Registrable Securities;

     (g) to the extent obtained by or furnished to the Company or the underwriters, furnish to each Requesting Holder a signed counterpart, addressed to such Holder (and the underwriters, if any), of an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement) and, to the extent obtained by or furnished to the Company or the underwriters, request that the Accountants furnish to each Requesting Holder a signed counterpart, addressed to such Holder (and the underwriters, if any), of a "cold comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities;

     (h) notify each Holder whose Registrable Securities are included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 10(a) of the Securities Act and Rule 158 promulgated thereunder, and not file any amendment or supplement to such Registration Statement or prospectus to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

     (j) make available for inspection by any Requesting Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") reasonably necessary to enable the Inspectors to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (k) provide a transfer agent and registrar for all Registrable Securities included in such registration statement not later than the effective date of such registration statement; and

     (l) use its best efforts to cause all Registrable Securities included in such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the Company's securities of the same class as the Registrable Securities are then listed.

     The Company may require each Holder whose Registrable Securities are being registered to, and each such Holder, as a condition to including Registrable Securities in such registration, shall, furnish the Company and the underwriters with such information and affidavits regarding such Holder and the distribution of such securities as the Company and the underwriters may from time to time reasonably request in writing in connection with such registration.

     Upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (h) of this Section 4, the Purchaser will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Purchaser receives the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this Section 4 and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Purchaser's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period referred to in paragraph (b)(ii) of this Section 4 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to paragraph (h) of this Section 4 and to and including the date when each Holder whose Registrable Securities are included in such registration statement receives the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this Section 4.

     Section 5. Underwritten Offerings. If a Demand for Registration is made pursuant to Section 2, or if the Company at any time proposes to register any of its securities in a Piggyback Registration or otherwise, and, in either case, the securities included in such registration are to be distributed by or through one or more underwriters, such securities shall be distributed by or through, and the Company shall enter into a firm commitment underwriting agreement in customary form with, (i) a Managing Underwriter selected in accordance with
Section 9, (ii) such other underwriters, reasonably satisfactory to the Company, as may be selected by the Managing Underwriter to assist or participate in the distribution, and (iii) if a Qualified Independent Underwriter is required for such registration pursuant to Rule 2720 (b)(15) of the NASD Common Rules or otherwise, a Qualified Independent Underwriter selected in accordance with
Section 9.

     (a) Underwritten Offerings in Connection with Demand Registration. If a Demand for Registration is made pursuant to Section 2 and the distribution of the Registrable Securities included in such Demand for Registration is to be underwritten, the underwriting agreement shall include, among other provisions, indemnities to the effect and to the extent provided in Section 6. The Holders whose Registrable Securities are to be distributed by such underwriters shall be parties to such underwriting agreement. No Requesting Holder may participate in such underwritten offering unless such Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such Holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

     (b) Underwritten Piggyback Offerings. If the Company at any time proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of Section 3(c), use its best efforts, if requested by any Holder whose Registrable Securities are included in such registration to arrange for such underwriters to include the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by such underwriters, and such Holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such Piggyback Registration. The Holders whose Registrable Securities are to be distributed by such underwriters shall be parties to the underwriting agreement between the
Company and such underwriter or underwriters. No Requesting Holder may participate in such underwritten offering unless such Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such Holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable
Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

     Section 6. Indemnification.

     (a) Indemnification by the Company. The Company shall, to the full extent permitted by law, indemnify and hold harmless the Purchaser, as a seller of Registrable Securities included in any registration statement filed in connection with a Demand Registration or a Piggyback Registration, its directors, officers, and partners, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which the Purchaser or any such director, officer, partner or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse the Purchaser and each such director, officer, partner and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided, that the Company shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically stating that it is for use in the preparation thereof, or (ii) the Purchaser's failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner or controlling Person, and shall survive the transfer of such securities by such seller. The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors, and partners, and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Purchaser as a seller of Registrable Securities.

     (b) Indemnification by the Sellers. The Purchaser, if its Registrable Securities are included or are to be included in any registration statement filed in connection with a Demand Registration or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. The Purchaser shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Company.

     (c) Notices of Claims. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this Section 6, such Indemnified Party shall, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this
Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and, unless, in the reasonable judgment of any Indemnified Party, a conflict of interest between such Indemnified Party and any Indemnifying Party exists with respect to such claim, to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party may participate in such defense at the Indemnified Party's expense; and provided further that the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels. Without the consent of the Indemnified Party, no Indemnifying Party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

     (d) Contribution. If the indemnity and reimbursement obligation provided for in any paragraph of this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. If the allocation provided by the immediately preceding sentence is unavailable for any reason, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect not only the relative fault of, but also the relative benefits received by, the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

     No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

     (e) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 6 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

     (f)  Indemnification   Payments.  The  indemnification   required  by  this
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

     Section 7. Covenants Relating to Rule 144. If at any time the Company is required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company will (a) file reports in compliance with the Exchange Act and (b) comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish each Holder with such other information as such Holder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such Holder to sell any Registrable Securities without registration.

     Section 8. Other Registration Rights. In the event the Company grants registration rights to any other party, the Company agrees that the Purchaser's registration rights will be superior to those of the other parties.

     Section 9. Selection of Underwriters. It is acknowledged and agreed by the Company and the other parties hereto that the Managing Underwriter for any registration of Registrable Securities effected pursuant to this Agreement shall be such nationally recognized investment banking firm as shall be selected, in the case of a Piggyback Registration, by the Board, and, in the case of a Demand Registration, by the Holders of a majority of the Registrable Securities to be sold in such offering after consultation with, and with the consent of, the Company, which consent shall not be unreasonably withheld. If a Qualified Independent Underwriter is required for any registration of Registrable Securities effected pursuant to this Agreement, such Qualified Independent Underwriter shall be an investment banking firm, selected by the Managing Underwriter and reasonably satisfactory to the Company which (i) meets the criteria for a "qualified independent underwriter" set forth in Rule 2720 of the NASD Conduct Rules as the same may be amended from time to time and any other applicable rule or regulation of the NASD or otherwise, and (ii) agrees to act in such capacity for compensation and upon other terms and conditions substantially consistent with the compensation and other terms and conditions that could reasonably be expected to be required by similar investment banking firms acting in such capacity in similar transactions.

     Section 10. Miscellaneous.

     (a) Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by courier or by facsimile transmission or mailed (first class postage prepaid) to the parties at the addresses or facsimile numbers set forth below.

     (i) If to the Company, to:

     with copy to:

     (ii) if to the Purchaser, to:

     Copy to:

     All such notices, requests and other communications will (x) if delivered personally or by courier to the address provided in this Section 10(a), be deemed given upon delivery, (y) if delivered by facsimile transmission to the facsimile number provided in this Section 10(a), be deemed given when receipt of transmission has been orally confirmed by the sending party, and (z) if delivered by first class or registered mail in the manner described above to the address as provided in this Section 10(a), be deemed given three (3) Business Days after deposit in the United States Mail (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

     (b) Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

     (c) Amendment. This Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the Company and the Purchaser.

     (d) Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

     (e) No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnification under Section 6.

     (f) Successors and Assigns. The registration rights contained in this Agreement shall be transferable by the Purchaser to any Person that acquires Registrable Securities from the Purchaser (excluding any Person that acquires such Registrable Securities in a transaction pursuant to which such securities cease to be Registrable Securities).

     (g) Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     (h) Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     (i) Remedies. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

     Damages in the event of breach of this Agreement by any party hereto or any of their respective successors or permitted assigns would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and each party hereto, on its own behalf and behalf of its respective successors and permitted assigns, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

     Notwithstanding anything herein to the contrary, if the Company files a Registration Statement pursuant to a Demand Registration but such Registration Statement is not deemed effective by the Securities and Exchange Commission within one hundred eighty (180) days after filing, the Company will issue to the Purchasers an additional 900,000 shares of common stock of the Company as full liquidated damages.

     (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to a contract executed and performed therein, without giving effect to the conflicts of laws principles thereof.

     (k) Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.





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     IN WITNESS WHEREOF,  this Agreement has been duly executed and delivered by each party hereto, or the duly authorized officer of each party hereto, as the case may be, as of the date first above written.

     THE CATAPULT GROUP, INC.:


     By: Name: Title:



     PURCHASERS:


     _____________
     Jake Cantrell


     _____________
     Ronald Potts


     _________________
     Sheila A. Tallent


     _______________
     Nancy Edwards